NEXPOINT REAL ESTATE STRATEGIES FUND

(the “Fund”)

Supplement dated November 22, 2021 to the Fund’s Statement of Additional Information

(the “SAI”), dated April 30, 2021, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the following will replace the table entitled “Officers” in the “Management of the Trust” section beginning on page 17 of the SAI:

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years

James Dondero (6/29/1962) President and Principal Executive Officer since March 2016; Indefinite Term	Founder of NexPoint; Co-founder of HCMLP and HCMFA; Chairman of the Board of NexPoint Residential Trust, Inc. since 2015; NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Texmark Timber Treasury, L.P., Metro-Goldwyn-Mayer and SeaOne Holdings, LLC; Portfolio Manager of NHF, GAF, HFRO, NexPoint Even Driven Fund (formerly Highland Healthcare Opportunities Fund) and NexPoint Merger Arbitrage Fund (each a series of HFI); Highland Small-Cap Equity Fund (series of HFII); the BDC; and NRESF.

Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since March 2016; Principal Financial and Accounting Officer since April 2021; Indefinite Term	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015.

Will Mabry (7/2/1986) Assistant Treasurer since April 2021; Indefinite Term	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983) Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021; Indefinite Term	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Inc., Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

Rahim Ibrahim (8/17/1989) Assistant Secretary since November 2021; Indefinite Term	Compliance Analyst for Skyview Group since May 2021. Prior to his current role at Skyview Group, Mr. Ibrahim served as a Compliance Associate for Loring, Wolcott & Coolidge Trust, LLC from October 2019 until May 2021; Corporate Paralegal at Maples Group from April 2018 to October 2019; Associate Engagement Specialist-Compliance at Eze Software Group from June 2017 to April 2018.

*	The address for each Trustee and Officer is c/o NexPoint Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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